UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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PACIRA BIOSCIENCES, INC.

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On May 19, 2026, Pacira BioSciences, Inc. published the following investor presentation in connection with its 2026 Annual Meeting of Stockholders:

Delivering Long - Term Value for All Stockholders May 2026

Forward-looking Statements and Where to Find Additional Information

Any statements in this document about Pacira's future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may," "will," "would," "could," "can" and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the 2026 annual meeting of stockholders; Pacira's board of directors and the contributions of new directors and director nominees; '5x30', our growth and business strategy, our future outlook, the strength and efficacy of our intellectual property protection and patent terms, our future growth potential and future financial and operating results and trends, our plans, objectives, expectations (financial or otherwise) and intentions, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio and product development programs, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation ("NOPAIN") Act and any other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from these indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses and/or assets will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and United States economic conditions (including tariffs, inflation and rising interest rates), and our business, including our revenues, financial condition, cash flows and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL® (bupivacaine liposome injectable suspension), ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) and iovera®°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA, iovera° and any of our other product candidates, including but not limited to PCRX-201 (enekinragene inzadenovec) and PCRX-2002; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of United States Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary high-capacity adenovirus ("HCAd") vector platform; the approval of the commercialization of our products in other jurisdictions (by either us or our partners); clinical trials in support of an existing or potential HCAd-based product candidate; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the company; the anticipated funding or benefits of our share repurchase program; and factors discussed in the "Risk Factors" of Pacira's most recent Annual Report on Form 10-K and in other filings that it periodically makes with the U.S. Securities and Exchange Commission (the "SEC"). In addition, the forward-looking statements included in this document represent Pacira's views as of the date of this document. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such Pacira anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, Pacira undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing Pacira's views as of any date subsequent to the date of this document.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Pacira's actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the "Risk Factors" of Pacira's most recent Annual Report on Form 10-K and in other filings that Pacira periodically makes with the SEC.

pacira | Better is possible.

2

Better is possible. 3 Table of Contents 4 Executive Summary 7 Overview of Pacira BioSciences 14 Pacira is Successfully Executing on Its Long - Term Strategy to Drive Value for All Stockholders 29 Pacira’s Highly Qualified Board is Effectively Overseeing Our Long - Term Strategy and Committed to Good Corporate Governance 38 DOMA’s Campaign is Highly Misguided and Not in the Best Interest of All Stockholders 50 Conclusion 54 Appendix

Better is possible. 4 Executive Summary

Better is possible. 5 Executive Summary (1/2) Disciplined and Thoughtful Approach to Capital Allocation and Strategic De - Risking • Investing in the Business : (1) Successfully diversified the pipeline through the partnership with and ultimate acquisition of GQ Bio (PCRX - 201) and the in - licensing of PCRX - 2002. (2) Our Non - GAAP SG&A and R&D spend is generally in line with our peers. Our Non - GAAP R&D % of re venue of 14% in 2025 was slightly below the peer median of 17% 2 . Our Non - GAAP SG&A % of revenue of 45% in 2025 was in line with the peer median of 45% 2 • Substantial Buybacks: Returned $200mm 4 to stockholders since April 2025 under a new $300mm share repurchase program approved in April 2025 • Strengthened IP and Litigation De - Risking: Expanded EXPAREL's patent estate to 21 Orange Book - listed patents across two families and reached a favorable, volume - limited settlement of the multi - year patent litigation, securing exclusivity through 2030 with gradual generic uptake thereafter and unlimited entry in 2039 — unlike traditional settlements that result in an erosion cliff Pacira 2.0 is Well Under Way, with Record Financial and Strategic Performance Through Execution of 5x30 Plan 1 • Successful Strategic Pivot : Pacira has undergone significant transformation and is well - positioned for future growth, led by CEO Frank Lee and a refreshed, highly qualified Board • Record Performance in 2025 : Achieved record total revenues of $726.4mm and GAAP Gross Margins of 79.4% and Non - GAAP Gross Margins of 81.2% 2 , highest in Company history • EXPAREL Momentum: Volume growth accelerated to 8% in the second half of 2025, nearly double that of 1H25, demonstrating the success and accelerating momentum of our commercial strategy and the impact of the NOPAIN Act • Margin Expansion : On track for a five - percentage point improvement in Non - GAAP Gross Margins through enhanced manufacturing efficiencies by 2030 1 , compared to 2024 Non - GAAP baseline of 76% 2 • 5x30 is Working : We have made substantial progress across all five pillars of our 5x30 strategy, translating into a total stockholder return of 22% since it was launched 3 Proactively Refreshed Board with Strong Governance Practices • Significant Board Refreshment: Since October 2023, the Board has appointed five new independent directors and nominated a sixth (Thomas Wiggans) for election at the 2026 Annual Meeting • Strong Governance Practices: Following the 2026 Annual Meeting, 89% of directors will be independent, with the Board having an average tenure of ~4.6 years ; long - standing track record of stockholder engagement and responsiveness to feedback, including governance - related changes • Best - in - Class Board Composition: Board comprised of highly qualified directors with deep experience and expertise in the biopharmaceutical industry, executive leadership, M&A, research and development, operations, and commercialization. These are critical skills t o d rive the successful execution of 5x30 strategy 1 5x30 plan refers to Pacira’s goal to achieve 5 key objectives by 2030. 2 See Non - GAAP disclosure slides in appendix for reconciliation to GAAP. 3 One business day prior to announcement on January 10, 2025. As of May 15, 2026. 4 As of March 31, 2026. Note: We refer to DOMA Perpetual Capital Management LLC (“DOMA Perpetual”), which is affiliated with ce rt ain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials filed with the SEC, collectively as “DOMA”.

Executive Summary (2/2)

Pacira's Nominees are Vastly Superior to DOMA's Nominees

- **Our nominees include a former Governor of New Jersey / U.S. Attorney who chaired the President's Commission on the Opioid Crisis** and brings deep public policy and regulatory expertise, a **former Chief Medical Officer and global drug development leader at Bristol Myers Squibb with extensive clinical, regulatory, and transaction experience**, and a **seasoned biopharmaceutical CEO and Board chair** with decades of public company leadership and end-to-end commercialization experience
- Our nominees collectively bring nearly **70 years of biopharmaceutical experience**, and **over 40 years of senior executive experience across commercial operations, corporate strategy, and global life sciences management**
- **DOMA's nominees do not bring any comparable skills or experiences to our existing Board**

DOMA's Campaign is Not in the Best Interest of All Stockholders

- **DOMA is behaving like an investor whose interests are not aligned with all other stockholders**
- Since September 2023, Pacira's Board and management team have **engaged with DOMA 17 times**, but **DOMA has refused to engage constructively with the Company** and has shifted its demands haphazardly
- DOMA has **deployed repeated threats and "scare" tactics**, including threatening directors with personal legal liability and investigation based on accusations of "gross negligence" starting from November 2025
- DOMA is running a proxy contest with the **sole purpose of forcing a sale of the Company at a time we believe is not in the best interests of all stockholders**, and **attempting to replace our CEO,** who was only just appointed in January 2024 and is **successfully leading the execution of the 5x30 strategy**
- Despite multiple offers, DOMA has refused to make their fund principal Eric de Armas available for an interview with the Board, **demonstrating a lack of good faith engagement**

pacira | Better is possible.

Note: We refer to DOMA Perpetual Capital Management LLC ("DOMA Perpetual"), which is affiliated with certain other persons and entities identified in DOMA Perpetual's proxy solicitation materials filed with the SEC, collectively as "DOMA".

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Better is possible. 7 Overview of Pacira BioSciences

A Leader in Innovative Pain Management

MISSION

Our mission is to deliver innovative, non-opioid pain therapies to transform the lives of patients.

GUIDING PRINCIPLES

Our guiding principles are mantras we developed in lockstep with our mission, influencing every decision we make.

- **Keep the patient at the center**
- **Follow the science**
- **Treat our people well**

Executing on Our 5-Year Plan to Achieve 5 Key Objectives by 2030

5x30
path to growth and value creation

ACCELERATING GROWTH IN BASE BUSINESS

1
Patients: More than **3mm** patients treated per year

2
Product revenue: **Double-digit** compounded annual growth rate

3
Profitability: **5-percentage point** Non-GAAP Gross Margin improvements over 2024[1]

ADVANCING PIPELINE VALUE

4
Pipeline: Clinical pipeline expansion with **5 novel programs** in development

5
Partnerships: Establishing **5 partnerships** including pipeline and commercial agreements

$726M revenue in 2025

800+ employees with a unifying purpose

18M+ patients treated

10+ years of patient-centric leadership

pacira | Better is possible.
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[1] See Non-GAAP disclosure slides in appendix for reconciliation to GAAP.

We Have the Leading Portfolio in Non-Opioid Pain Management…

Asset	Indication	MoA	Stage	2025 Revenue	TAM / Market Opportunity
EXPAREL BUPIVACAINE LIPOSOME INJECTABLE SUSPENSION	Acute Postsurgical Pain	Proprietary pMVL Technology	Marketed	$575mm	~29mm[1] *Potential Procedures*
Zilretta triamcinolone acetonide extended release injectable suspension 32 mg	Osteoarthritis Knee Pain Management	Corticosteroid Injection; Microsphere Technology	Marketed	$117mm	~9mm[2] *Potential Procedures*
iovera°	Pain	Cryoanalgesia Device	Marketed	$24mm	~30mm[3] *Potential Procedures*
PCRX-201	Osteoarthritis of the Knee	IL-1 pathway Targeting	Phase 2	-	~$8bn *Global Osteoarthritis Injectables Market Size*
PCRX-2002	Post-Surgical Pain	Novel Hydrogel Formulation of Ropivacaine	Phase 2	-	~29mm[1] *Potential Procedures*
PCRX-1003	Degenerative Disc Disease	HCAd vector	IND-Enabling	-	*Affects* ~20%[4] *Of U.S. Adults > 60*
PCRX-1002	Dry Eye Disease	HCAd vector	IND-Enabling	-	~38mm[5] *U.S. Adults with Dry Eye Disease*
PCRX-1001	OA (in dogs and other companion animals)	HCAd vector	Pre-Clinical	-	~40%[6] *Prospective Prevalence in dogs*

pacira | Better is possible.

[1] FY2025 Veeva Compass (VC) Market Procedural Data; VC EXPAREL Utilization Data Triangulated With Pacira Internal Sales Data. [2] FY2025 VC Market Procedural Data. [3] FY2025 VC Market Procedural Data; Secondary Market Research. [4] Mayo hospital, 2023; VC Zilretta Utilization Data Triangulated With Pacira Internal Sales Data (currently assumed for knee only). [5] Bausch + Lomb press release Jul-2025. [6] Zoetis market research for Librela 2023; Pacira Internal Sales Utilization Data. Abbreviations: OMFS – Oral and Maxillofacial Surgery; IA – Intra-articular; OA – Osteoarthritis.

9

…with 2026 Kicking Off a Data-Rich Phase Poised to Drive Growth Through 2030 and Beyond

Product	Target	2026	2027	2028+
Commercial Base				
EXPAREL	Pediatric age 0 to <6	PK/Safety Clinical Trial		
Zilretta	Shoulder OA		Topline readout	
iovera°	Spasticity		Topline readout	
EXPAREL, Zilretta, iovera°	Knee OA	IGOR | Capturing real-world data spanning the patient treatment journey in knee OA		
Innovative Pipeline				
PCRX-201	Knee OA	Phase 2 ASCEND: Part A	Topline readout	
			Phase 2 ASCEND: Part B	Topline readout
PCRX-2002	Postsurgical pain		Phase 2 study	
PCRX-1003	Degenerative disc disease	Generating data to support patent filings		
PCRX-1002	Dry eye disease	Generating data to support patent filings		
PCRX-1001	Canine OA	Generating material for regulatory clinical initiation		

pacira | Better is possible. 10

Abbreviations: PK – Pharmacokinetics; OA – Osteoarthritis.

Strong Commercial Base with Significant Growth Potential

Key Growth Drivers in 2026+ with a 5YR Double-digit Revenue CAGR Target

EXPAREL®
BUPIVACAINE LIPOSOME INJECTABLE SUSPENSION

- Expanded coverage outside the surgical bundle for CMS patients following 2025 implementation of NOPAIN
- New, product-specific permanent J-Code enabling streamlined billing and reimbursement
- Growing commercial payor coverage outside the surgical bundle
- Increased awareness and adoption of non-opioid stewardship programs as evidenced by encouraging market research
- Enhanced intellectual property protection providing greater long-term visibility for the franchise

EXPAREL: $143.3mm in Q1 2026 revenue, a ~5% y/y increase

Zilretta®
triamcinolone acetonide extended release injectable suspension 32 mg

- Rolled out dedicated ZILRETTA salesforce
- Expanded patient access programs
- Extended promotional reach through our J&J MedTech collaboration
- Concluded enrollment in shoulder OA label expansion study with topline results on track for 2026
- If the Phase 3 trial meets its objectives, ZILRETTA could become the first product with a label indication for shoulder OA

ZILRETTA: $26.8mm in Q1 2026 revenue, a ~15% y/y increase

iovera°

- Secured product-specific reimbursement code
- Rolled out dedicated salesforce staffed with experienced medical device account managers
- Registrational study in spasticity on track with topline results expected in 2026
- The unmet need in spasticity is substantial, with approximately 6.3 million patients with spasticity seeking treatment each year in the U.S.

iovera°: $6.2mm in Q1 2026 revenue, a ~21% y/y increase

pacira | Better is possible.

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Better is possible. 12 $10 $15 $20 $25 $30 $35 $40 $45 $50 Dec-2023 Jul-2024 Feb-2025 Oct-2025 May-2026 2024 Was a Transitional Year, Culminating In the Launch of 5x30 Strategy in 2025 External pre - existing dynamics impacting EXPAREL generic entry 5x30 Strategy Announced (Jan 10, 2025) Lower guidance as a result of "reset year” Frank Lee assumed the role of CEO Inherited challenges including IP litigation initiated in 2021, product concentration and limited pipeline In response, we executed a restructuring plan, announced 5x30, and reached favorable volume limited settlement to 2039 on EXPAREL patent litigation Authorized $300mm share repurchase program Announced strategic collaboration with J&J MedTech Announced collaborations agreement with AmacaThera and LG Chem Current Performance: Pacira 2.0 Since 5x30 3 22 % Pacira 38 % Peer Median 2 34 % SPSIPH Note: Market data as of May 15, 2026. SPSIPH stands for the S&P Pharmaceuticals Select Industry Index. 1 DOMA launched their public campaign at Pacira on September 25, 2024. 2 Specialty Pharma Peers include INDV, SUPN, JAZZ, HRMY, ALKS, ESPR. 3 One business day prior to announcement on January 10, 2025. Acquired GQ Bio Therapeutics Transition period from Pacira 1.0 to 2.0 1 1Y 3Y 5Y (57)% (75)% (62)% Pacira 3% (14)% 5 % Peer Median 2 10% (5)% 27 % SPSIPH District Court for New Jersey ruled '495 patent as invalid Reissued amended ‘495 patent and expanded patent family Favorable volume - limited settlement with Fresenius, securing EXPAREL as the branded market leader until 2039 + 22 % Since 5x30 3 Q1’26 results: 5% YoY increase in revenue, up across EXPAREL, ZILRETTA, and iovera ° . Pacira is steadfastly progressing toward its 5x30 goals

Better is possible. 13 Q1 2026 Results Demonstrate Significant Cash Flow Generation, in Furtherance of Our 5x30 Strategy Better is possible. 1 See Non - GAAP disclosure slides in appendix for reconciliation to GAAP. 2 Guidance is as of April 30, 2026 and is neither being updated nor reaffirmed hereby. 1Q 26 ($ in mm) $143 $27 $6 $177 Total Revenue 79% GAAP Gross Margin 1 $28 EBITDA 1 80% Non - GAAP Gross Margin 1 $40 Adjusted EBITDA 1 ~$202 Cash and Investments • Total revenue growth of 5% (y/y from 1Q 25) • Renewed EXPAREL growth more than 10 years after launch, driving 7% volume growth in 1Q 2026 • 80% non - GAAP Gross Margin exceeds FY 2026 guidance of 77 - 79% 2 • $50mm in stock repurchases completed during 1Q 2026 highlight stockholder value creation • Reiterated FY 2026 guidance 2 Key Takeaways

Better is possible. 14 Pacira is Successfully Executing on Its Long - Term Strategy to Drive Value for All Stockholders

Pacira Has Undergone a Significant Transformation and is Well-Positioned for Future Growth

Refreshed Board and Management Team
(Late 2023 – Ongoing)

- ☑ Brought in **seasoned executives** with proven track records in biopharma leadership
  - Jan-2024: Appointed Frank D. Lee as CEO and member of the Board
  - Oct-2024: Appointed Shawn Cross as CFO
  - Jan-2025: Appointed Brendan Teehan as Chief Commercial Officer (CCO) and Krys Corbett as Chief Business Officer (CBO)
- ☑ Board similarly refreshed, with **five new independent directors appointed since October 2023 and a sixth nominated**[2]:
  - Oct-2023: Appointed Marcelo Bigal, Abraham Ceesay, Michael Yang, and Alethia Young
  - Jan-2025: Appointed Laura Brege as Chair
  - Jan-2026: Appointed Dr. Samit Hirawat
- ☑ **2026 slate nominates Thomas Wiggans as a new independent member of our Board**

Successfully Implemented Restructuring Plan
(2024 – 2026)

- ☑ Announced a **restructuring plan** in Feb 2024
- ☑ **Organizational reprioritization,** reallocating resources to focus on strengthening U.S. commercial portfolio, to leverage the NOPAIN Act implementation as a catalyst for growth
- ☑ **Activated high efficiency manufacturing sites** in the U.S. and U.K.; decommissioned legacy manufacturing in San Diego, supporting more consistent margins entering 2026
- ☑ **Workforce reduction** of 71 employees in manufacturing (8% of then-total)
- ☑ **Executive compensation** restructured; refined peer benchmarking, pay-for-performance alignment, incentive program changes

5x30 Strategy
(Jan-2025 – Ongoing to 2030)

- ☑ Announced a **new 5-year plan in Jan-2025**, providing investors with a transparent framework for assessing progress across key areas with 5 quantitative objectives to be **achieved by 2030 with substantial progress achieved:**
  - Patients: >2.5mm patients treated in 2025, reinforcing trajectory of treating >3mm patients by 2030
  - Revenue: EXPAREL achieved 6.2% YoY volume growth in 2025 (8% in 2H25), up from 3.6% in 2024, marking tangible progress toward double-digit compounded annual growth rate
  - Profitability: On track to deliver five-percentage point Non-GAAP Gross Margin improvement over 2024[1]
  - Pipeline: Advancing 2 promising Phase 2 clinical programs, with PCRX-201 as clinical lead, obtained through acquisition of GQ Bio in Feb-2025. On track to achieve 5 novel programs in development.
  - Partnerships: Signed 2 strategic collaborations, advancing to establishing 5 partnerships by 2030

[1] See Non-GAAP disclosure slides in appendix for reconciliation to GAAP. [2] Board will be comprised of 9 directors following Pacira's 2026 annual meeting. Thomas Wiggans is a new director nominee standing for election at the 2026 Annual Meeting.

pacira | Better is possible.
15

Our CEO Established a New Vision and the 5x30 Strategy for Growth and Value Creation



Frank D. Lee, MBA, Chief Executive Officer

- **Joined Pacira as CEO and Board member in January 2024**
- Accomplished biopharmaceutical leader, who brings nearly **three decades of global experience and a strong track record of product development and commercial success** across both small biotech and large pharmaceutical organizations
- Most recently he served as **CEO and member of the board of directors of Forma Therapeutics from March 2019 through its acquisition by Novo Nordisk in October 2022**
    - Transformed the Company from early-stage drug discovery into clinical development of lead assets in rare hematologic disorders and cancer
- **Prior to Forma, served as Senior Vice President, Global Product Strategy, Immunology, Ophthalmology, and Infectious Diseases at Genentech, a member of the Roche Group**
    - Responsible for driving development and commercial strategy for a broad portfolio of molecules in development and for global in-line product sales of $11bn
    - 13-year career path at Genentech included leadership positions of increasing scope and responsibility for delivering transformative medicines to patients
- **Currently serves on the Board of Bausch Health Companies (NYSE: BHC)**

Prior Leadership Roles

forma THERAPEUTICS | Genentech | Roche

- *Sold to Novo Nordisk for $1.1bn*
- *Raised capital through series D crossover round and for the IPO*
- *Novo Nordisk announced positive Phase 3 data for Forma's lead asset etavopivat in April 2026*

Prior Commercialization Experience

Herceptin trastuzumab | CellCept (mycophenolate mofetil) | Kadcyla ado-trastuzumab emtansine | Tarceva erlotinib | Xeloda capecitabine

Valcyte | PERJETA pertuzumab | LUCENTIS RANIBIZUMAB INJECTION | Xolair Omalizumab | Zelboraf vemurafenib

pacira | Better is possible.
16

Better is possible. 17 Better is possible. SIGNIFICANT CASH - GENERATING COMMERCIAL BASE ADVANCING PIPELINE VALUE 1 2 3 4 5 More than 3mm patients treated per year Double - digit compounded annual growth rate 5 - percentage point N on - GAAP G ross M argin improvement over 2024 1 Clinical pipeline expansion with 5 novel programs in development Establishing 5 partnerships including pipeline and commercial agreements 2.4 M 2.5 M >3M 2024 2025 2030E $675M $701M $726M 2023 2024 2025 x x x x PCRX - 201 (Acquired GQ Bio) PCRX - 2002 (AMT - 143) Medtech 2025 was a transformative year for Pacira, one defined by strategic clarity and meaningful progress on our strategy 1 See Non - GAAP disclosure slides in appendix for reconciliation to GAAP. 76% 81% ≥ 81% 2024 2025 2030E 76% 79% Non - GAAP GAAP

1 **Patients:** On Track to Treat 3 Million Patients Annually

Patient Growth Towards Target



In millions
2025 Growth was Significantly Above the CAGR Required to Achieve 2030 Target
4% YoY Growth
2.4
2.5
3.0
2024
2025
2030E
(5x30 Goal)

Key Drivers of Patient Volume Growth

	Overview	Relevant Assets
NOPAIN Act Catalyst	• Effective January 1, 2025, NOPAIN provides separate Medicare reimbursement (ASP + 6%) for EXPAREL and iovera° in outpatient settings • In a recent survey of ~750 physicians and pharmacy leaders, **92% believe NOPAIN is contributing to reductions in opioid prescribing**	EXPAREL, iovera°
Commercial Coverage Expansion	• Leveraging NOPAIN as a catalyst, Pacira has secured reimbursement for 110mm lives across commercial and government plans • Expanding reimbursement helps in realizing the full benefit to patients	EXPAREL, iovera°
Indication Expansion	• EXPAREL: Currently ongoing PK safety clinical trial for post-surgical pain for pediatric patients age 0 to <6 • ZILRETTA: Advanced our Phase 3 study in shoulder OA, with topline results expected before the end of 2026 • iovera°: Registrational study in spasticity ongoing, with topline results expected before the end of 2026	EXPAREL, Zilretta, iovera°

Strong 2025 performance provides clear visibility into reaching our target 3.0mm patients by 2030

pacira | Better is possible.
18

Better is possible. 19 2 Product Revenue: Strong Momentum Towards Our Goal of Double - Digit Compounded Annual Topline Growth Revenue Over Time Year over Year EXPAREL Volume Growth $726M ~2.6% CAGR >10% CAGR >$1.1B $745 - 770M $675M $701M 2023 2024 2025 2026 2030 2025 2030E (5x30 Goal) 2026E 6% 4% 2% 4% 3% 3% 3% 5% 3% 6% 9% 7% 7% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2026 2025 2024 2023 Volume growth and sales growth are expected to converge by 2H'26

3 **Profitability:** Rapidly Expanding Non-GAAP Gross Margins to Reach Five Percentage Point Increase vs 2024[1]

Strong Track Record of Non-GAAP Gross Margins Improvement[1]

Clear line of Sight to +5 percentage point Non-GAAP Gross Margins improvement by 2030[1]



76%
81%
≥ 81%
2024[1]
2025[1]
2030E[1]
(5x30 Goal)

Key Initiatives Driving Margin Expansion

- **Manufacturing upgrades support ongoing efficiency for EXPAREL**
  - Transitioned to two larger-scale 200-liter manufacturing suites and executed targeted manufacturing strategy improvements
- **Restructured San Diego campus:**
  - Reduced workforce by 71 employees, expected to lower annual operating expenses by ~$13mm per year
- **Ongoing continuous improvement program:**
  - Sustained efficiencies and operational discipline supports ongoing Non-GAAP Gross Margin expansion towards its five-percentage-point improvement target vs. 2024 non-GAAP baseline[1]

We delivered record-high 2025 Non-GAAP Gross Margins of 81% (79% GAAP)[1]

pacira | Better is possible.

20

[1] See Non-GAAP disclosure slides in appendix for reconciliation to GAAP.

4 **Pipeline:** Two Promising Phase 2 Clinical Programs that Enhance Pacira's Strategic Positioning, Reinforcing Leadership & Growth in 2030 and Beyond

PCRX-201 | Potential to Transform OA Treatment

- The Opportunity: Transform the treatment paradigm in OA with **first-in-class** localized IL1-Ra gene therapy, a **derisked mechanism** to reduce inflammation
- The Differentiation: Current treatments provide 3–6 months of durability. **PCRX-201 demonstrated >70% of patients having a >50% improvement** in pain and stiffness vs. baseline at weeks 16 and 78 in its Phase 1 trial
- PCRX-201 has been granted FDA Regenerative Medicine Advanced Therapy (RMAT) designation and the EU equivalent, PRIME (PRIority MEdicines) designation[1]
- The Catalyst: Part A of Phase 2 ASCEND study on track for topline data by 2026YE

PCRX-2002 | Potentially Franchise-Enhancing and Complementary Profile

- The Opportunity: In-licensed asset in 2025, with strategy to leverage strong synergies with existing product offering to generate meaningfully **accretive cashflow within 5x30 timeframe**
- The Differentiation: Current treatments provide 3–4 days of pain control. **PCRX-2002 provides rapid onset paired with >14 days of sustained release from a single application** as demonstrated in human PK study. Cost-effective and scalable manufacturing
- Next Steps: Initiate Phase 2 study for postsurgical pain in 2026

The OA Opportunity

15mm
Symptomatic knee OA Patients in the U.S.[2]

$8bn+
Global OA Injectables Market (2026)

Zero
New Modalities Approved in 20 years

Note: [1] RMAT is an FDA designation that expedites development and review of regenerative medicine therapies (such as cell therapies, tissue engineering products, and human cell products) for serious or life-threatening conditions. PRIME is the EMA's equivalent, providing enhanced regulatory support for medicines targeting an unmet medical need. [2] In adults over the age of 25.

pacira | Better is possible. 21

5 **Partnerships:** We Have Already Established Several Partnerships Advancing Us Towards Our Goal of Achieving 5x30 Outcomes

Partnerships to Expand Commercial Reach		**Partnership to Acquisition**
Co-Promotion	**Licensing & Distro**	**Acquisition to Build Pipeline**

Co-Promotion

Johnson&Johnson MedTech

(July 2025)

- Co-promotion agreement for ZILRETTA in osteoarthritis knee pain, leveraging Johnson & Johnson MedTech's orthopedic sales infrastructure
- Expands commercial coverage for ZILRETTA within orthopedic practices in the U.S.

Licensing & Distro

LG Chem

(January 2026)

- Exclusive licensing and distribution agreement granting LG Chem rights to commercialize EXPAREL in select Asia-Pacific markets (South Korea and Thailand)
- Revenue expected to begin in 2027 and extend into mid-2040s

Acquisition to Build Pipeline

GQ BIO THERAPEUTICS

(February 2025)

- Evolved multi-year partnership into the acquisition of the remaining 81% equity stake of GQ Bio, adding a HCAd gene therapy vector platform
- Advanced lead program PCRX-201 to a Phase 2 study for osteoarthritis of the knee, and preclinical portfolio of 3 candidates (PCRX-1003, PCRX-1002, PCRX-1001)
- Eliminated up to $64M in potential future milestone payments

Pacira has formed key strategic partnerships across the commercial base and pipeline, laying the infrastructure for durable long-term growth

pacira | Better is possible. 22

Disciplined Capital Allocation Framework Complements Our Long-Term Strategy

1	SG&A	• Strengthened our commercial, medical and market access and dedicated field teams to drive renewed growth in EXPAREL more than a decade after initial launch • Established new partnerships to expand commercial reach and expanded total lives covered to 110mm • Our Non-GAAP SG&A % of revenue of 45% in 2025, was in line with the peer median of 45%[1]
2	R&D	• Expanding label of on-market assets to maximize commercial opportunity (e.g. EXPAREL Pediatric, ZILRETTA Shoulder OA, iovera° in Spasticity) • Advancing innovative pipeline to drive terminal value (e.g. PCRX-201, PCRX-2002) • Our Non-GAAP R&D % of revenue of 14% in 2025 was slightly below the peer median of 17%[1]
3	Disciplined Capital Return	• Disciplined and strategic return of capital to stockholders – Reduced outstanding shares by 9mm since start of 5x30 plan[2] – $100mm remaining in current buyback authorization that runs through 2026 year-end[3]
4	Prudent Business Development	• Successfully diversified the portfolio by acquiring GQ Bio (PCRX-201 gene therapy) and in-licensed PCRX-2002, targeting an $8bn market opportunity in OA and postsurgical pain

pacira | Better is possible. 23

[1] See Non-GAAP disclosure slides in appendix for reconciliation to GAAP. [2] Since start of the 5x30 plan in January 2025. [3] As of March 31, 2026.

Pacira's Leadership is Taking Critical Steps to Ensure EXPAREL Franchise is Strong and Well-Insulated

What We Inherited

- Litigation commenced 2021, extended through 2024
- No precedential value of the previous case, which only involved one patent (the '495 patent)
- 2024: NJ Court decision against Pacira on the '495 patent
- Single Orange Book-listed patent: a narrow, vulnerable position

Actions Taken

✓ **Bolstered the Patent Estate:**
  - 21 Orange Book-listed patents across two families
  - Granted after review by multiple examiners at the U.S. PTO
  - '495 patent was reissued and significantly enhanced following the original litigation

✓ **Erucic Acid Family** *(4 patents, more incoming)*
  - San Diego, process demonstrated more consistent and stable multivesicular liposome, a patentable invention
  - Exclusivity runway to July 2044

✓ **Method of Use Patents:**
  - Pediatric patients (ages 6–17), adductor canal block, sciatic nerve block in the popliteal fossa

✓ **Favorable Settlement:**
  - Dramatic evolution from the single patent previously litigated supported a favorable, volume-limited settlement in 2025

Looking Ahead

- EXPAREL continues to expand the patent estate, in line with 5x30 objectives
- Two new Paragraph IV filers: The WhiteOak Group, Inc. and Qilu Pharmaceutical (Hainan) Co., Ltd. (privately held Chinese drug manufacturers)
- ANDA filers must now overcome all 21 patents, manufacture their products on a commercial scale after securing approval from the FDA, and establish bioequivalence: a much higher hurdle
- Timeline for resolution expected to extend to April 2030

Background on Paragraph IV Filings

- A Paragraph IV filing is a type of Abbreviated New Drug Application (ANDA) made by a generic competitor that is legally challenging the innovator's patents before they expire, claiming they are invalid
- To protect market exclusivity, **innovators file a patent lawsuit within 45 days**, which pauses the FDA's approval of the generic for up to 30 months while the court decides the case
- This process is common in the industry as generic manufacturers filed >2,500 distinct Paragraph IV certifications against brand-name drugs since 2001[1]

pacira | Better is possible.

24

[1] Source: FDA website.

Better is possible. 25 Vast Majority of Analysts View the Fresenius Kabi Settlement in 2025 as a Win for Pacira “We view the settlement as a win and clearing event for any patent and litigation - related uncertainty, allowing for focus to return on the Exparel and 5x30 story… The settlement shifts our base case of a 2027 launch of a generic Exparel, to now a stated 2030 - a line, from our conversations with investors over the past several months, is essentially a near best - case outcome. ” (Apr ’25) “… the deal looks as favorable for Pacira as anyone could have reasonably hoped for , and in our view representing profound upside to the current valuation.” (Apr ’25) "We think this is clearly a positive development for PCRX , and the terms are between our base and good case scenarios for the company. As we had stated in our earlier note, we thought a settlement was the mostly likely outcome, ascribing a high probability to a late in the decade gExparel entry, and the volume limited nature of the eventual generic launch for the vast majority of the 2030s is better than we had expected." (Apr ’25) Note: Analyst statements and opinions are those of the respective analysts. The Company does not endorse or confirm the accur acy or completeness of such third - party statements and opinions. We Took Action to Strengthen EXPAREL’s Patent Estate Resulting in Settlement which Was Widely Viewed as a Win for Pacira

Better is possible. 26 Analysts Have Conviction in Our Ability to Execute on the Commercial Base… Confidence in EXPAREL’s Long - Term Growth Ability to Capitalize NOPAIN Tailwinds “EXPAREL has a multi - year lead , and manufacturing is highly complex , which limits potential for many generic competitors to enter the space, thus making cash flow more durable. We believe EXPAREL sales will accelerate in 2025 - 2026 , driven by NOPAIN reimbursement, buoyed by iovera and Zilretta ” (Feb ’26) “We expect growth for Pacira’s EXPAREL driven by NOPAIN tailwinds . Demand for opioid - sparing pain solutions that can reduce or eliminate the need for opioids, and facilitate a shift in surgical procedures from hospitals to lower cost outpatient settings, have benefited EXPAREL and should continue to do so ” (Feb ’26) Leverage Strategic Partnerships to Expand Market Access "Looking to 2026, Pacira and J&J enter the year with clear objectives , which J&J has embedded in incentive compensation and with account targeting based on J&J's existing relationships." (Feb ’26) Protect and Strengthen Patent Estate "April’s settlement with Fresenius Kabi provided a measure of certainty on Pacira’s exclusivity for EXPAREL… The settlement gives Pacira runway to generate significant value from EXPAREL while pursuing efforts to diversify its revenue base. " (Nov ’25) Note: Analyst statements and opinions are those of the respective analysts. The Company does not endorse or confirm the accur acy or completeness of such third - party statements and opinions.

Better is possible. 27 …and Support Our Strategy to Pursue Value - Creation Opportunities Via Pipeline Expansion Robust Pipeline of Assets Operational Discipline Translating to Margin Improvement “We came away encouraged by the efforts to drive core revenue acceleration while investing in the pipeline… During our conversation with CEO Frank Lee in Miami, we came away more bullish on the opportunity for PCRX - 201… The PCRX - 2002 P1 study demonstrated sustained release through 14 days and the validated MOA provides attractive risk and product profile. ” (Mar ’26) “We expect growing EXPAREL revenues to drive meaningful margin expansion over time. We expect gross margins to grow from the mid - 70%'s to the 80+%'s with additional benefit from R&D and SG&A expenses that we expect to grow at a slower rate than sales.” (Feb ’26) Strong Cash Flow and Balance Sheet to Invest in Future Growth “We also expect a strong balance sheet and cash flows will support efforts to diversify the business.” (Feb ’26) “Balance sheet is well - positioned to fund pipeline and future BD/partnerships... We expect continued strong cash flow to continue funding capital allocation priorities ” (Mar ’26) Management’s Commitment to 5x30 Plan "We are encouraged by mgmt’s [commitment to keeping spend in - check], all while working to achieve 5x30 objectives of accelerating the commercial growth base and advancing pipeline value (May ’25) Note: Analyst statements and opinions are those of the respective analysts. The Company does not endorse or confirm the accur acy or completeness of such third - party statements and opinions.

Seasoned Management Team with Deep Experience and Expertise



Frank D. Lee

Chief Executive Officer & Director

Select Prior Experience:

CEO, Forma Therapeutics
13+ years Genentech/Roche
13+ years Novartis/Janssen/Eli Lilly



Brendan Teehan

Chief Commercial Officer

Select Prior Experience:

6+ years Acadia Pharmaceuticals
13+ years Johnson & Johnson
11+ years Amgen/Tesaro/RainTree



Kristen Williams, Esq.

Chief Administrative Officer & Secretary

Select Prior Experience:

3 years Bioenvision Inc.
5 years Paul Hastings LLP



Jonathan Slonin, MD

Chief Medical Officer

Select Prior Experience:

20 years board-certified anesthesiologist



Shawn Cross

Chief Financial Officer

Select Prior Experience:

20+ years biopharmaceutical investment banking experience



Anthony Molloy III, Esq.

Chief Legal & Compliance Officer

Select Prior Experience:

7+ years Patton Boggs LLP
6+ years The Okonite Company



Christopher Young

Chief Manufacturing Officer

Select Prior Experience:

14+ years Actavis
4+ years Akorn Inc.
4+ years Alvogen Inc.



Krys Corbett

Chief Business Officer

Select Prior Experience:

10+ years Genentech/Roche
4+ years Lyell Immunopharma
2+ years ORIC Pharmaceuticals

pacira | Better is possible.

28

Better is possible. 29 Pacira’s Highly Qualified Board is Effectively Overseeing Our Long - Term Strategy and Committed to Good Corporate Governance

We Have a Recently Refreshed and Highly Qualified Board

Our Board Has Relevant Experiences to Support Our Business Strategy[1,2]

Patients
Expanding access to non-opioid pain treatments

- **100%** Senior Leadership Experience
- **89%** Industry Experience

Product Revenue
Driving sustained top-line growth

- **89%** Business Development and M&A

Pipeline
Advancing innovation and expanding our development portfolio

- **44%** Scientific, Medical, or Pharmacy
- **56%** Research & Development

Partnership
Leveraging strategic collaborations to accelerate growth

- **67%** Other Public Company Board / Governance

Board Refreshment Summary Timeline

Since October 2023, the Board has appointed five new independent directors and nominated a sixth (Thomas Wiggans) for election at the 2026 Annual Meeting



ADDED
Abraham Ceesay
Marcelo Bigal
Alethia Young
Michael Yang
Separation of Chair and CEO roles
New CEO
Frank Lee
Samit Hirawat
Thomas Wiggans¹
2023
2024
2025
2026

Additional Board Highlights

- 8 of 9 directors continuing in office and director nominees are independent[1,2]
- Average director tenure following the annual meeting of ~4.6 years vs. S&P 600 average of ~9 years
- Strong backgrounds and skillsets in M&A, research and development, operations, commercialization, manufacturing and supply chain, which are skills critical to drive the successful execution of our 5x30 strategy

pacira | Better is possible. 30

[1] Thomas Wiggans is a new director nominee standing for election at the 2026 Annual Meeting. [2] Mr. Abraham Ceesay and Dr. Mark Kronenfeld's service as directors will end at the 2026 Annual Meeting.

Better is possible. 31 • Independent Board Chair • 8 of our 9 directors continuing in office and director nominees are independent • Balanced Board tenures with wide range of expertise directly related to current growth strategy and industry • Regular executive sessions of independent directors without management present Independent Board Accountable to Stockholders Aligned with Stockholder interests • Majority vote standard in uncontested director elections • Annual Board and committee self - evaluation and committee assessment to ensure Board effectiveness • Regular review of Board and executive succession planning • Annual Say - on - Pay vote • Annual review of skills, experience, and contributions of directors • Board and committees may hire advisors independently of management • Active, annual, director - led stockholder engagement program • Robust risk oversight over material risks to Pacira’s business, including human capital management, succession planning, business operations and cybersecurity • Dedicated Science & Technology Committee responsible for oversight of emerging biotechnology risks and opportunities, as well as Pacira’s R&D activities and intellectual property Long - standing track record of stockholder engagement and responsive actions: In March 2025, amended bylaws to reflect the adoption of a majority voting standard in uncontested director elections, with a plurality voting standard for contested elections In August 2024, Laura Brege addressed stockholder concerns on over - boarding by voluntarily resigning from an outside public Board In January 2024, separated Board Chair and CEO roles to instill greater accountability Since October 2023, five independent directors have been added to the Board, and a sixth has been nominated for election at the 2026 Annual Meeting to bring fresh perspectives and directly address stockholder preferences 31 Better is possible. Our Governance Highlights

Fit-for-Purpose Board Overseeing Our Strategic Execution…

Committee Chair | People & Compensation | Nominating, Governance & Sustainability
Audit | Science & Technology | Transaction

Class III Directors Standing for Election



Independent Director

Chris Christie (Since September 2019)

- ***Current / Prior Position:*** Managing Member, Christie 55 Solutions, LLC; Former Governor of the State of New Jersey
- ***Qualifications:***
  - Deep insights into pressing public health issues and key stakeholders, particularly in the areas of alternative pain management treatments
  - Invaluable perspective in shaping the Company's strategy around healthcare reforms, pricing policies, and improving patient access to treatment



Independent Director

Samit Hirawat, MD (Since January 2026)

- ***Prior Position:*** Former Chief Medical Officer and Head of Global Drug Development, Bristol Myers Squibb (NYSE: BMY)
- ***Qualifications:***
  - Proven track record of leading global early- and late-stage development programs across multiple therapeutic areas and modalities
  - Deep expertise in clinical trial design, operational execution, and worldwide regulatory submissions and approvals



Independent Director Nominee

Thomas Wiggans (New Director Nominee)

Prior Position: Former Chairman and Chief Executive Officer, Pardes Biosciences Inc. (Nasdaq: PRDS)

- ***Qualifications***
  - Over 40 years of leadership experience across commercial operations, corporate strategy, and executive management within the global life sciences industry
  - Proven chief executive with a strong track record of building, scaling, and leading biopharmaceutical companies

Class I and II Directors



Marcelo Bigal, MD, PhD
President & CEO
Ventus Therapeutics

Independent Director since 2023

- 20+ years of research & development expertise on the risks and opportunities associated with the Company's research and development growth strategy
- Proven commercialization oversight of globally-reaching pain management medicines and therapies



Laura Brege
Senior Adviser to
BridgeBio Pharma (Nasdaq: BBIO)

Independent Director since 2011, **Board Chair since 2025**

- 35+ years of leadership in pharmaceutical, biotechnology and venture capital
- Proven track record in leading commercialization of drugs and treatments
- Substantial insights into business development and growth strategies



Mark I. Froimson, MD
CEO & Board Chair
Lazurite

Independent Director since 2017

- 30+ years of leadership experience in the healthcare industry, including nearly two decades of service as medical staff surgeon for the Cleveland Clinic Hospital, contributing significant patient experience, safety, and clinical expertise
- Demonstrated track record of executive and medical leadership, advocacy and public policy expertise



Frank D. Lee
CEO
Pacira Biosciences (Nasdaq: PCRX)

Director since 2024

- ~30 years of global experience and a strong track record of product development and commercial success across both small biotech and large pharmaceutical organizations
- Proven track record of driving revenue growth and success in scaling blockbuster therapies at several world-renowned pharmaceutical companies



Michael Yang
Former President & CEO
ViaCyte

Independent Director since 2023

- 25+ years of pharmaceutical and biotechnology leadership experience with deep strategic and operational expertise
- Proven track record of strategic execution in pharmaceutical, medical device and diagnostic markets, with success guiding growth of products across multiple therapeutic categories, lifecycle stages, and commercial environments



Alethia Young
Biotech Equity Research
William Blair
Advisor & Former CFO
Bicycle Therapeutics (Nasdaq: BCYC)

Independent Director since 2023

- 25 years of financial expertise in the healthcare and biopharmaceutical industry
- Established corporate finance leader who provides critical oversight in areas such as financial reporting, internal controls, risk management, and regulatory compliance

pacira | Better is possible.

32

Note: Reflects directors continuing in office and new director nominee.

Better is possible. 33 Total Young Yang Wiggans Lee Hirawat Froimson Christie Brege Bigal Director Skills and Experience 3 / 9 Academia 4 / 9 Accounting & Finance 8 / 9 Business Development / M&A 6 / 9 Corporate Governance / Public Board Service 3 / 9 Cybersecurity & Information Technology 4 / 9 Government, Public Policy & Regulatory Affairs 9 / 9 Human Capital Management 8 / 9 Industry Experience 3 / 9 Operations, Manufacturing & Supply Chain 5 / 9 Research & Development 4 / 9 Scientific, Medical & Pharmacy 9 / 9 Senior Leadership ...with a Mix of Complementary Skillsets Note: Reflects directors continuing in office and new director nominee.

Pacira's Highly Qualified Director Nominees



Christopher Christie

Managing Member of Christie 55 Solutions and Former Governor of the State of New Jersey

Reasons for Nomination:

- Experience as Chair of the U.S. Opioid and Drug Abuse Commission provides valuable perspective on public health priorities, stakeholder expectations, and policy considerations related to alternative pain management approaches, and other legislative matters Pacira may undertake as we look to expand patient access and further advance non-opioid pain management therapies
- Expertise in public policy and government relations, which is particularly critical in light of the upcoming potential renewal of the NOPAIN Act (currently set to expire at year-end 2027) and ongoing efforts to expand its scope into inpatient settings
- Valuable perspective that supports the oversight of regulatory risk, healthcare reform, pricing dynamics, and patient access considerations impacting the Company's 5x30 strategy
- Leadership under significant public and regulatory scrutiny, combined with deep litigation and public-policy experience as a former U.S. Attorney and the 55th Governor of the State of New Jersey

Career Highlights:

- 55th Governor, *The State of New Jersey* (2010 – 2018)
- Chair, *U.S. Opioid and Drug Abuse Commission* (2017)
- United States Attorney, *The State of New Jersey* (2002 – 2008)

Deep expertise in government, public policy, regulatory affairs, and public health leadership



Samit Hirawat, MD

Former CMO & Head of Global Drug Development, Bristol Myers Squibb (NYSE: BMY)

Reasons for Nomination:

- Deep experience across the full drug development lifecycle aligns closely with Pacira's strategy of balancing commercial execution with continued investment in innovation and pipeline development
- Leadership across global clinical development and regulatory approvals—driving candidates through key development and regulatory milestones
- Seasoned experience in transactions and collaborations, including leadership contributions to seven major acquisitions and numerous partnerships
- Scientific, medical, and operational background that strengthens the Board's collective expertise in overseeing innovation, development execution, and disciplined decision-making in a competitive biopharmaceutical environment

Career Highlights:

- CMO & Head of Global Drug Development, *Bristol Myers Squibb (NYSE: BMY)* (2019 – 2025)
- Most Recently EVP and Head of Oncology Global Development, *Novartis (NYSE: NVS)* (2007 – 2019)
- Senior Director, *PTC Therapeutics (Nasdaq: PTCT)* (2003 – 2007)
- Associate Director, *Pfizer (NYSE: PFE)* (2002-2003)

Deep experience across the full drug development lifecycle



Thomas Wiggans

Former Chairman and CEO, Pardes Biosciences, Inc. (Nasdaq: PRDS)

Reasons for Nomination:

- Track record leading and governing biopharmaceutical companies through multiple successful acquisitions by large strategic buyers
- Long-standing service on public company Boards and as a founding member of the Biotechnology Innovation Organization (the leading trade organization for the biotechnology industry)
- Track record advancing assets from development to global commercialization
- Deep operational background across commercialization, manufacturing, and supply chains

Career Highlights:

- Founding Member, *Biotechnology Innovation Organization*
- Chairman and CEO, *Pardes Biosciences, Inc. (Nasdaq: PRDS)* (2022 – 2023)
- Co-founder, CEO & Director, *Dermira, Inc. (Nasdaq: DERM)* (2010 – 2020)
- CEO & Chairman of the Board, *Peplin, Inc.* (2007 – 2009)
- CEO & Director (Chairman from 2005 – 2006), Connetics Corporation (Nasdaq: CNCT) (1994 – 2006)
- COO & Director, *Cytotherapeutics, Inc. (Nasdaq: CYTO)* (1992 – 1994)

Track record of value creation leading and governing biopharmaceutical companies

pacira | Better is possible.

34

Better is possible. 35 8% 7% 7% 78% 18% 9% 9% 13% 51 % Compensation Governance Highlights x Pay mix emphasizes at - risk incentives x Robust stock ownership guidelines for executives and directors x FY25 incentive plan payouts aligned with stockholder experience x Market - aligned annual target compensation opportunities No hedging, short - sales, derivative transactions, or pledging of company stock No “evergreen” provisions in our equity plans to increase shares available for issuance as equity awards No stock option repricing or cash - out of underwater stock options without stockholder approval No excise tax gross - ups in connection with parachute payments in the event of a change of control ■ Base Salary ■ Annual Incentive Bonus ■ Cash LTIP ■ RSUs ■ Stock Options FY25 CEO target compensation is normalized following one - time sign - on grant in FY24 Compensation Program Aligned with Value Creation We Granted Performance Share Units (“PSUs”) for the First Time in March 2026

A Proven Track Record of Responsiveness to Stockholder Feedback

2025 Off-Season Stockholder Engagement

40+ stockholders invited to engage, representing **>97%** of O/S[1]	**11 stockholders engaged,** representing **56.7%** of O/S[1]	**>70% of meetings** led by an independent director

KEY FEEDBACK THEMES	BOARD ACTIONS IN RESPONSE
"One-time" Awards Philosophy	• The Committee reaffirmed that one-time awards are not a routine element of our executive compensation program and commits that such awards will be used only in exceptional and non-recurring circumstances o The 2026 proxy disclosure includes expanded detail on the Board's philosophy of one-time awards o No "one-time" awards were made to any named executive officers in 2025, except for one new-hire NEO who joined the Company in 2025 and received a sign-on grant consistent with standard market practices to create immediate alignment with stockholder interests
Peer Group Relevance and Size Comparability	• Refined go-forward 2026 peer group to narrow the targeted market capitalization range to better reflect Pacira's valuation profile and remove significantly larger companies from its benchmarking analysis. o Refined market capitalization range from 1/4x to 4x to a more focused 1/3x to 3x Pacira's market capitalization o Included growing biotech companies with late-stage clinical assets o Considered innovation as a factor to evaluate companies with meaningful R&D platforms, clinical pipelines and commercial operations • Review resulted in the addition of 5 new peer companies and removal of 4 companies, positioning Pacira at the 50th percentile based on revenue[2]
Preference for Performance-Based Equity Use	• Introduced PSUs with vesting tied to net product sales of EXPAREL starting with the 2026 long-term equity compensation program, accounting for 20% of the target annual equity grant value, increasing the proportion of compensation explicitly linked to objective performance outcomes • Additionally, increased the weighting of the financial and commercial goals to 60% versus 50% for the 2026 annual incentive bonus to tie a greater ratio of annual incentives to present financial metrics
Pay-for-Performance Alignment	• Maintains a strong pay-for-performance aligned program, with a significant majority of target compensation delivered in variable and at-risk forms • For 2025, despite a calculated 101% overall assessed performance against the Company's Corporate Dashboard and numerous achievements accomplished by the Company, the People & Compensation Committee applied negative discretion to lower the annual incentive bonuses at a company factor to 90%. Additionally, the 2025 cash LTIP was achieved at 92.9% of target, in alignment with stockholder experience

pacira | Better is possible.

36

[1] Share ownership figures based on 13F filings and 44.9mm shares of common stock outstanding as of June 30, 2025. [2] Reflects trailing 12-month revenue as of August 15, 2025.

2026 Compensation Changes Reflect Transition to Even More Performance-Based Incentive Structure

Following the 2025 Say-on-Pay vote outcome, Board has significantly evolved its 2026 peer group, compensation program design and disclosure practices

2025

Annual Incentive Bonus

50% | Financial & Commercial

Goals related to net product sales of EXPAREL, ZILRETTA, iovera°, Non-GAAP Gross Margins, operating expenses and annual incentive bonus adjusted EBITDA

25% | Culture & People

25% | Pipeline & Manufacturing

Equity Long-Term Incentives

100% | RSUs

4Y ratable vest

Cash Long-Term Incentives

50% | Cash LTIP Adjusted EBITDA
50% | Net Revenue

TSR vs. S&P Pharmaceuticals Select Industry Index (multiplier – 100 to 150%)
1Y performance period + 3Y vesting requirement

NEW →

NEW →

2026

NEW
Enhanced weighting of financial & commercial goals

Annual Incentive Bonus

60% | Financial & Commercial

20% | Culture & People

20% | Pipeline & Manufacturing

NEW
Introduced PSUs tied to key financial metric

Equity Long-Term Incentives

20% | PSUs

1Y perf. tied to 2026 net product sales of EXPAREL and, to the extent earned (if any), vests 25% each year over four years

80% | RSUs

4Y ratable vest

Cash Long-Term Incentives

50% | Cash LTIP Adjusted EBITDA
50% | Net Revenue

TSR vs. S&P Pharmaceuticals Select Industry Index (multiplier – 100 to 150%)
1Y performance period + 3Y vesting requirement

pacira | Better is possible.

37

Better is possible. 38 DOMA’s Campaign is Highly Misguided and Not in the Best Interest of All Stockholders

Better is possible. 39 Pacira Has Attempted to Engage Constructively With DOMA Over a Multi - Year Period Since September 2023, Pacira’s Board and management team have engaged with DOMA 17 times through virtual and in - person meetings, received / responded to 16 letters from DOMA and offered to interview all DOMA nominees, both in 2025 and 2026. On the other hand, DOMA has shifted its demands, made ultimatums, threatened directors with personal legal liability and explicitly refused to negotiate DOMA Has Refused to Engage Constructively with the Company and is Running a Proxy Fight Not in Good Faith Weaponizing of the Proxy Process On April 11, 2025, in a virtual meeting between DOMA and Mr. Lee, Ms. Brege and Ms. Mesco, Mr. Escudero conveyed that he was not focused on any of his director nominees actually serving on the board , but rather had initiated the proxy contest to advance his demands Explicit Refusals to Negotiate On April 16, 2025, DOMA sent an email that they would not negotiate , made specific demands with respect to a press release and effectively gave the Company a 24 - hour ultimatum to approve a share buyback program and the exact language Mr. Escudero wished to see in the release Haphazard Engagement Following the Company’s press release on April 17, 2025 reaffirming Pacira’s commitment to 5x30, announcing the 2025 Share Repurchase Authorization and committing to efficiency and margin expansion at the pre - tax net income level, Mr. Escudero sent an email to Ms. Brege, Mr. Lee, and Ms. Mesco stating “Very poor choice Frank! Enjoy your weekend, I am sure you and the Board will be very busy starting next week.” However, just four days later DOMA issued a press release announcing that it supported the Authorization and later withdrew its nomination notice Complete Reversal in Demands After demanding aggressive buybacks and opposing acquisitions, DOMA abruptly changed course in November 2025 and demanded that the Company announce a formal sales process and is now also targeting our CEO Threats of Personal Legal Liability In November 2025, December 2025, January 2026 and March 2026, DOMA's counsel threatened directors with personal legal liability and investigation based on accusations of gross negligence Declining to Make All of Their Director Candidates Available for Interviews Despite multiple offers, DOMA has refused to make their fund principal Eric de Armas available for an interview with the Board

Better is possible. 40 DOMA’s “Strategy” is Not a Strategy (1 / 2) Pacira’s 5x30 Strategy DOMA’s “Strategy” 1 2 3 4 5 1 See Non - GAAP disclosure slides in appendix for reconciliation to GAAP. Downgrade the Board with three highly unqualified director candidates Patients: More than 3mm patients treated per year “Cut costs” broadly Product revenue: Double - digit compounded annual topline growth Discontinue pipeline development Profitability: 5 - percentage point Non - GAAP Gross Margin improvement over 2024 1 Replace our recently appointed CEO Pipeline: Clinical pipeline expansion with 5 novel programs in development Proceed with an immediate sale process of the Company Partnerships: Establishing 5 partnerships including pipeline and commercial agreements

Better is possible. 41 DOMA’s “Strategy” is Not a Strategy (2 / 2) DOMA’s “Plan” Consequences Will significantly reduce quality and effectiveness of Board oversight over our long - term strategy. Under our current Board’s leadership, Pacira has made substantial progress toward our 5x30 strategy and created stockholder value Downgrade the Board with three highly unqualified director candidates Risks losing momentum in commercial franchise amidst a competitive environment and undermines our 2025 investments in commercial strategy “Cut costs” broadly Severely impacts our terminal value by restricting our ability to invest in a pipeline to support durable long - term growth Discontinue pipeline development Would unnecessarily remove an effective and proven biopharmaceutical leader, destabilizing management oversight and jeopardizing our growth prospects Replace our recently appointed CEO Would allow DOMA to pursue a “fire sale” of the Company – pursuing a sale at a time that we believe is not in the best interests of all stockholders Proceed with an immediate sale process of the Company DOMA does not intend to strengthen our Company and has demonstrated a fundamental misunderstanding of the biopharmaceutical business model

Better is possible. 42 $10 $15 $20 $25 $30 $35 $40 Dec-2023 Jul-2024 Feb-2025 Oct-2025 May-2026 Pacira’s share price fell significantly during CEO Frank D. Lee’s tenure. He should be removed immediately DOMA Attempted to Create a False Causal Link Between Our CEO Appointment and Stock Decline that Resulted from a Negative Court Decision Replacing Our CEO Would Risk Disrupting the Successful Execution of Our 5x30 Strategy External pre - existing dynamics impacting EXPAREL generic entry January 10, 2025: 5x30 Strategy Announced DOMA Assertions The Truth Behind Our Stock Price Development Lower guidance as a result of "reset year” Frank Lee assumed the role as CEO Note: Market data as of May 15, 2026. 1 One business day prior to announcement on January 10, 2025. + 22 % Since 5x30 1 District Court for New Jersey ruled '495 patent as invalid

DOMA is Cherry-Picking Distorted Metrics to Mislead Investors…

DOMA Metric	Why It's Misleading	Pacira's Framework
Pacira could be sold at ~$2.7bn	*Valuation inconsistent with a Company stripped of its growth prospects per DOMA's strategy*	*Executing on 5x30 strategy for stockholder value creation*
Pacira lacked combined profitability in the last two years	*Purposefully includes a one-time goodwill impairment charge of $163mm relating to EXPAREL patent litigation outcome in 2024, which had no cash impact*	*Highly profitable on non-GAAP basis ($158mm and $122mm non-GAAP net income '24 and '25, respectively)[1] with strong cash flow*
Management executive compensation is ~7% of Pacira's entire market capitalization	*Non-standard metric for evaluation of executive compensation program which also uses depressed denominator to inflate the percentage*	*Executive compensation levels are market-aligned and predominantly at-risk, fostering a close alignment with stockholder value creation*

pacira | Better is possible. 43

[1] See Non-GAAP disclosure slides in appendix for reconciliation to GAAP.

Better is possible. 44 The Facts DOMA’s Myths • We are focused on maximizing the value of the EXPAREL franchise while building a complementary and diversified portfolio through strategic lifecycle management, high - value partnerships and disciplined capital deployment into new accretive assets • We are advancing an innovative clinical - stage pipeline designed to deliver transformative topline accretion beyond 2030 • Our business development strategy prioritizes financially accretive, in - market assets that leverage our established commercial infrastructure, as well as de - risked clinical - stage programs designed to drive sustainable revenue growth, durable earnings, and robust cashflow Pacira is a one - product company. EXPAREL represents the lion’s share of revenue today and, based on the Company’s trajectory, an even greater share of near - term profitability • We have expanded EXPAREL’s patent estate from the 1 previously litigated patent to 21 Orange - Book listed patents across two families, with patent expiration dates into the 2040s • Our 2025 volume - limited settlement of the multi - year EXPAREL litigation demonstrates our expertise in successfully navigating Paragraph IV challenges to protect franchise value Treating the EXPAREL patent litigation as a routine legal matter is untenable • As outlined in our 5x30 strategy we are focused on protecting and maximizing the value of our EXPAREL franchise while simultaneously reducing our exposure by building a complementary and diversified portfolio. We have made meaningful progress diversifying our portfolio beyond the EXPAREL franchise, including: - iovera ° started to accelerate growth in 2H25 following implementation of C - 9809 reimbursement code and rollout of dedicated salesforce, well positioned to meet unmet needs from ~6mm patients - Phase 3 study of ZILRETTA in OA remains on track with topline results expected later this year, enabling us to tap into the significant unmet need for shoulder OA - Strategic collaboration with LG Chem that positions EXPAREL to reach APAC markets beginning in 2027 - Established a partnership with J&J MedTech for ZILRETTA, which has tripled US commercial reach to physicians. We now have a dedicated sales force for ZILRETTA The 5x30 plan falls short and Pacira has failed to diversify its portfolio as it chose to develop new potential drugs ...and the Distortions Don't Stop There ( 1 / 2 )

Better is possible. 45 The Facts DOMA’s Myths • ZILRETTA has demonstrated meaningful acceleration in commercial momentum, and we reported 15% revenue growth in 1Q’26 vs 1Q’25 • Through our collaboration with Johnson & Johnson MedTech, we have tripled our U.S. commercial reach to physicians with a leading industry partner • Furthermore, we now have a dedicated sales force for ZILRETTA to ensure focused promotional impact • With approximately 15mm people in the U.S. affected by knee OA and limited durable treatment options, the unmet need remains high The recent J&J deal for ZILRETTA has yielded disappointing results. Pacira could be near a “life or death” situation in a couple of years • Over the last 3 years, Pacira’s OpEx has been generally in line with other specialty pharma peers • Our 2025 expense growth reflects deliberate and calculated investments in our 5x30 strategy to accelerate our transition into an innovative biopharmaceutical leader. We are now positioned to leverage our 2025 SG&A investments to capture new opportunities and drive significant, durable topline expansion • The efforts of our disciplined allocation of capital can be seen across multiple key areas of our business - Since 2025, we repurchased ~9mm shares for $200mm, with $100mm remaining on the authorization 1 - In August 2025, we used cash on hand to repay $202.5mm in matured 0.750% convertible senior notes - We entered into a new $300mm revolving credit facility in 2025 to increase financial flexibility and reduce interest expense starting in 2026 Lavish spending is not a prudent way to operate. Pacira’s revenues have increased 3% YoY since 2Q25; however, expenditures are rising at an exponential rate • Our Board engaged with stockholders extensively from July to November 2025 to solicit feedback and understand their sentiment, inviting meetings with our top 41 stockholders. 11 accepted our invitation to engage, representing 57% of the shar es outstanding 2 • Mr. Lee’s total target compensation for FY25 was normalized to market - based annual benchmarks in line with peers. In FY2024, Mr. Lee’s compensation was consistent with market benchmarks for an initial employment equity grant at 1.6x the typical annual grant, (industry benchmarks for new hire grants are targeted between one and one - half to two times the annual equity grant benchmark) • In 2026, based on stockholder feedback, the Company granted, for the first time, Performance Share Units (PSUs) The Board did not generate stockholder value for a long time while lavishly compensating its executives and members • Governor Christie is a valued member of our Board who has remained actively engaged through ongoing communications, correspondence and discussions outside of formal meetings • In 2025, Governor Christie had temporary, unavoidable scheduling conflicts related to other professional and public service obligations • The Board and Governor Christie take attendance expectations seriously, and he has reaffirmed his commitment to his Board duties Governor Christie is not committed to Pacira and has underestimated the legal risk the Company is facing ...and the Distortions Don't Stop There (2 / 2 ) 1 As of March 31, 2026. 2 Share ownership figures based on 13F filings and 44.9mm shares of common stock outstanding as of June 30, 2025.

Our Nominees are Vastly Superior to DOMA's

	Pacira's Nominees[1]			DOMA's Nominees[2]		
						
	Chris Christie	Samit Hirawat	Thomas Wiggans	Oliver Benton Curtis III	Eric de Armas	Christopher Dennis
Academia	✓			✗	✗	✗
Accounting & Finance			✓	✗	✓	✗
Business Development / M&A		✓	✓	✗	✗	✗
Corporate Governance / Public Board Service			✓	✗	✗	✗
Cybersecurity & Information Technology			✓	✗	✓	✗
Government, Public Policy & Regulatory Affairs	✓		✓	✓	✗	✗
Human Capital Management	✓	✓	✓	✗	✗	✗
Industry Experience	✓	✓	✓	✗	✗	✗
Operations, Manufacturing & Supply Chain			✓	✗	✗	✗
Research & Development		✓	✓	✗	✗	✗
Scientific, Medical & Pharmacy		✓	✓	✗	✗	✓
Senior Leadership	✓	✓	✓	✗	✗	✗

Chris Christie, Samit Hirawat and Thomas Wiggans Collectively:

- **Bring nearly seven decades of biopharmaceutical experience**
- **Complementary expertise across policy, science, and execution –** combining deep public policy and regulatory insight, end-to-end drug development leadership, and proven track records of commercialization and operational scale
- **Strong oversight of regulatory, clinical, and innovation risk** – with experience navigating complex healthcare regulations, advancing assets through clinical and regulatory milestones and stewarding disciplined R&D and portfolio prioritization

pacira | Better is possible.

46

[1] Reflects directors continuing in office and director nominees. [2] Based on Pacira's assessment of DOMA's nominees.

Better is possible. 47 DOMA’s Campaign Would Remove Extensive Expertise in Government Affairs and Public Health Leadership Christopher Christie Managing Member, Christie 55 Solutions Former Governor of New Jersey x Offers deep insights into pressing public health issues and key stakeholders , particularly in the areas of opioid - alternative pain management treatments x Expertise in public health policy provides invaluable perspective in shaping the Company’s strategy around healthcare reforms, pricing policies, and improving patient access to treatment x Advises businesses on a wide range of complex, strategic regulatory challenges at the state, federal, and international levels Oliver Benton Curtis III Partner, McDermott Will & Schulte No additive skillsets to our Board: No additional or differentiated perspective or skills relative to our current Board Lack of relevant public policy experience: Background rooted primarily in litigation and government enforcement Lacks the skillsets required to be an effective director on the Board: Does not possess experience advising companies on strategy or operational execution No public company Board leadership : No track record of value creation at public companies Extensive expertise in regulatory affairs, public policy, public health leadership, and government relations Career Highlights: • 55 th Governor of the State of New Jersey (2010 - 2018) • U.S. Opioid and Drug Abuse Commission, Chair (2017) • United States Attorney of the State of New Jersey (2002 - 2008) VS

Better is possible. 48 DOMA’s Campaign Would Remove Profound Expertise in Drug Development, Innovation and Partnership Samit Hirawat Former Chief Medical Officer & Head of Global Drug Development, Bristol Myers Squibb (NYSE: BMY) x Proven track record of leading global early - and late - stage development programs across multiple therapeutic areas and modalities, with deep expertise in clinical trial design, operational execution, and worldwide regulatory submissions and approvals x Extensive experience guiding complex organizations through portfolio expansion, strategic transactions, and collaborations , including leadership contributions to seven major acquisitions and numerous partnerships More than 25 years of global biopharmaceutical industry experience, providing strategic and operational leadership across the full drug development lifecycle, from early clinical development through commercialization Career Highlights: • Chief Medical Officer & Head of Global Drug Development, Bristol Myers Squibb (NYSE: BMY) (2019 - 2025) • Most recently EVP, Head of Oncology Global Development, Novartis (NYSE: NVS) (2007 - 2019) Christopher Dennis Board - certified Psychiatrist No relevant industry experience: Career psychiatrist and medical officer / advisor at private companies / start - ups No senior leadership experience at public companies: Has never held a leadership position at a public company No research & development experience: No experience leading product commercialization or R&D development No public company Board leadership : No track record of value creation at public companies VS

Better is possible. 49 DOMA’s Campaign Would Remove Seasoned Biopharmaceutical Leadership & Expertise Thomas Wiggans Former Chairman and CEO, Pardes Biosciences, Inc. (Nasdaq: PRDS) x Proven chief executive with a strong track record of building, scaling, and leading biopharmaceutical companies, including serving as CEO of four companies with successful exits through acquisition or strategic transactions x Extensive expertise across specialty pharmaceuticals and biotechnology, with deep experience spanning product commercialization, global sales and marketing, business development, and operational execution Seasoned biopharmaceutical executive with more than 40 years of leadership experience across commercial operations, corporate strategy, and executive management within the global life sciences industry Career Highlights: • Founding Member, Biotechnology Innovation Organization (1993 – Present) • Chairman and CEO, Pardes Biosciences, Inc. (Nasdaq: PRDS) (2022 – 2023) • Co - founder, CEO & Director, Dermira , Inc. (Nasdaq: DERM) (2010 – 2020) • CEO & Chairman of the Board, Peplin, Inc. (2007 – 2009) • Most Recently CEO & Chairman, Connetics Corporation (Nasdaq: CNCT) (1994 – 2006) Eric De Armas Chief Financial Officer, Chief Compliance Officer, and Chief Operating Officer, DOMA Limited business development & M&A experience: Background in fund operations, information technology, and reporting activities at various funds does not bring skillsets additive or relevant to the Board No relevant industry experience: Has never served as an executive at a biopharma company or as a director of a public company Misaligned interests: Position as a DOMA principal may lead to a conflict of interest between DOMA’s agenda and directors’ duties to create long - term value for all stockholders No public company Board leadership : No track record of value creation at public companies VS

50 Better is possible. Conclusion

51 Better is possible. Conclusion (1 / 2) Disciplined and Thoughtful Approach to Capital Allocation and Strategic De - Risking • Investing in the Business : (1) Successfully diversified the pipeline through the partnership with and ultimate acquisition of GQ Bio (PCRX - 201) and the in - licensing of PCRX - 2002. (2) Our Non - GAAP SG&A and R&D spend is generally in line with our peers. Our Non - GAAP R&D % of re venue of 14% in 2025 was slightly below the peer median of 17% 2 . Our Non - GAAP SG&A % of revenue of 45% in 2025 was in line with the peer median of 45% 2 • Substantial Buybacks: Returned $200mm 4 to stockholders since April 2025 under a new $300mm share repurchase program approved in April 2025 • Strengthened IP and Litigation De - Risking: Expanded EXPAREL's patent estate to 21 Orange Book - listed patents across two families and reached a favorable, volume - limited settlement of the multi - year patent litigation, securing exclusivity through 2030 with gradual generic uptake thereafter and unlimited entry in 2039 — unlike traditional settlements that result in an erosion cliff Pacira 2.0 is Well Under Way, with Record Financial and Strategic Performance Through Execution of 5x30 Plan 1 • Successful Strategic Pivot : Pacira has undergone significant transformation and is well - positioned for future growth, led by CEO Frank Lee and a refreshed, highly qualified Board • Record Performance in 2025 : Achieved record total revenues of $726.4mm and GAAP Gross Margins of 79.4% and Non - GAAP Gross Margins of 81.2% 2 , highest in Company history • EXPAREL Momentum: Volume growth accelerated to 8% in the second half of 2025, nearly double that of 1H25, demonstrating the success and accelerating momentum of our commercial strategy and the impact of the NOPAIN Act • Margin Expansion : On track for a five - percentage point improvement in Non - GAAP Gross Margins through enhanced manufacturing efficiencies by 2030 1 , compared to 2024 Non - GAAP baseline of 76% • 5x30 is Working : We have made substantial progress across all five pillars of our 5x30 strategy, translating into a total stockholder return of 22% since it was launched 3 Proactively Refreshed Board with Strong Governance Practices • Significant Board Refreshment: Since October 2023, the Board has appointed five new independent directors and nominated a sixth (Thomas Wiggans) for election at the 2026 Annual Meeting • Strong Governance Practices: Following the 2026 Annual Meeting, 89% of directors will be independent, with the Board having an average tenure of ~4.6 years ; long - standing track record of stockholder engagement and responsiveness to feedback, including governance - related changes • Best - in - Class Board Composition: Board comprised of highly qualified directors with deep experience and expertise in the biopharmaceutical industry, executive leadership, M&A, research and development, operations, and commercialization. These are critical skills t o d rive the successful execution of 5x30 strategy 1 5x30 plan refers to Pacira’s goal to achieve 5 key objectives by 2030. 2 See Non - GAAP disclosure slides in appendix for reconciliation to GAAP. 3 One business day prior to announcement on January 10, 2025. As of May 15, 2026. 4 As of March 31, 2026. Note: We refer to DOMA Perpetual Capital Management LLC (“DOMA Perpetual”), which is affiliated with ce rt ain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials filed with the SEC, collectively as “DOMA”.

Conclusion (2 / 2)

Pacira's Nominees are Vastly Superior to DOMA's Nominees

- **Our nominees include a former Governor of New Jersey / U.S. Attorney who chaired the President's Commission on the Opioid Crisis** and brings deep public policy and regulatory expertise, a **former Chief Medical Officer and global drug development leader at Bristol Myers Squibb with extensive clinical, regulatory, and transaction experience**, and a **seasoned biopharmaceutical CEO and Board chair** with decades of public company leadership and end-to-end commercialization experience
- Our nominees collectively bring nearly **70 years of biopharmaceutical experience**, and **over 40 years of senior executive experience across commercial operations, corporate strategy, and global life sciences management**
- **DOMA's nominees do not bring any comparable skills or experiences to our existing Board**

DOMA's Campaign is Not in the Best Interest of All Stockholders

- **DOMA is behaving like an investor whose interests are not aligned with all other stockholders**
- Since September 2023, Pacira's Board and management team have **engaged with DOMA 17 times**, but **DOMA has refused to engage constructively with the Company** and has shifted its demands haphazardly
- DOMA has **deployed repeated threats and "scare" tactics**, including threatening directors with personal legal liability and investigation based on accusations of "gross negligence" starting from November 2025
- DOMA is running a proxy contest with the **sole purpose of forcing a sale of the Company at a time we believe is not in the best interests of all stockholders**, and **attempting to replace our CEO,** who was only just appointed in January 2024 and is **successfully leading the execution of the 5x30 strategy**
- Despite multiple offers, DOMA has refused to make their fund principal Eric de Armas available for an interview with the Board, **demonstrating a lack of good faith engagement**

pacira | Better is possible.

Note: We refer to DOMA Perpetual Capital Management LLC ("DOMA Perpetual"), which is affiliated with certain other persons and entities identified in DOMA Perpetual's proxy solicitation materials filed with the SEC, collectively as "DOMA".

52

Better is possible. 53 Pacira’s Contact Susan Mesco Vice President, Investor Relations susan.mesco@pacira.com BLUE D.F. King & Co., Inc. 28 Liberty Street, 53 rd Floor, New York, New York 10005 Stockholders Call Toll - Free: (800) 714 - 3310 Banks and Brokers Call Collect: (646) 981 - 1286 PCRX@dfking.com

Better is possible. 54 Better is possible. APPENDIX

Better is possible. 55 Pacira Has Attempted to Engage Constructively With DOMA Over a Multi - Year Period (1 / 2) September 20, 2023 Initial virtual meeting between Pacira management and DOMA CEO Pedro Escudero September 26, 2023 Pacira announces the retirement of long - time CEO David Stack September 28, 2023 DOMA sends a letter to the Board, criticizing capital allocation and demanding an aggressive share buyback while halting all M&A October 10, 2023 The Board appoints four new independent directors: Marcelo Bigal , Abraham Ceesay, Michael Yang, and Alethia Young May 7, 2024 Pacira reports Q1 2024 earnings and announces that the Board has authorized a $150mm share repurchase program December 21, 2023 The Board appoints Frank D. Lee as CEO (effective Jan 2, 2024) and elects Paul Hastings as Independent Chair July 24, 2024 DOMA demands a tender offer for 15% of shares and a multi - year halt on all acquisitions August 9, 2024 A U.S. District Court rules against Pacira in EXPAREL patent litigation. DOMA immediately demands the Company repurchase 50% of its outstanding common stock August 12, 2024 Pacira’s Chief Legal and Compliance Officer (Anthony Molloy) and Vice President of Investor Relations (Susan Mesco) meet virtually with Pedro Escudero and an IP litigator representing DOMA to discuss the court’s opinion and Company’s patent portfolio August 19, 2024 DOMA threatens a public campaign unless the Company settles the patent litigation and returns $200mm via buybacks December 11, 2024 DOMA issues a press release intending to nominate four candidates at the 2025 Annual Meeting and calls for an immediate tender offer for 10mm shares and the execution of the previously approved $150mm buyback program Since September 2023, Pacira’s Board and management team have engaged with DOMA 17 times through virtual and in - person meetings, received / responded to 16 letters from DOMA and offered to interview all DOMA nominees, both in 2025 and 2026. On the other hand, DOMA has shifted its demands, made ultimatums, threatened directors with personal legal liability and explicitly refused to negotiate 1 Pacira’s definitive proxy statement can be found here: https://investor.pacira.com/node/19471/html . Summary Engagement Timeline Since September 2023 For an unabridged engagement timeline, please refer to p. 19 - 28 of Pacira’s definitive proxy statement 1

Better is possible. 56 Pacira Has Attempted to Engage Constructively With DOMA Over a Multi - Year Period (2 / 2) May 9, 2025 Only weeks after withdrawing, DOMA demands a 20% share repurchase by year - end and threatens to remove CEO Frank Lee January 22, 2026 DOMA demands the Board form a subcommittee, led by DOMA nominees, to initiate a public sale process January 28, 2026 Pacira announces appointment of Dr. Samit Hirawat (former CMO of Bristol Myers Squibb) November 10, 2025 DOMA demands the Board immediately conduct a formal sales process for the Company. Later, DOMA also threatens to launch an investigation based on accusations of gross negligence March 11, 2026 DOMA formally nominates three candidates for the 2026 Annual Meeting and calls for the immediate replacement of CEO Frank Lee April 7, 2025 Pacira successfully settles the EXPAREL litigation, establishing an exclusivity runway extending to 2039 April 16, 2025 Pedro Escudero sends an email to Laura Brege, Frank Lee and Susan Mesco stating that DOMA was “not going to negotiate with the company” and was prepared to issue multiple press releases starting Monday, April 21, 2025 and that he was going on vacation for the Easter holiday on Friday, April 18, 2025, so the Company had twenty - four hours to comply with his demands i.e. approving a share buyback program and language that he wanted to see in a press release April 16 - 21, 2025 The Board authorizes and announces a new $300mm buyback program. Following the press release, DOMA sends an email stating “Very poor choice Frank! Enjoy your weekend, I am sure you and the Board will be very busy starting next week.” 4 days later, DOMA announces support of the program and withdraws its 2025 nomination notice January 10, 2025 Pacira unveils its "5x30 Plan” February 3, 2025 Frank Lee and Susan Mesco meet virtually with Pedro Escudero to discuss the 5x30 Plan and Pedro’s willingness to run a proxy contest, among other topics. Pedro indicates he might not undertake a contest if Pacira agrees to launch a tender offer for 10 million shares Since September 2023, Pacira’s Board and management team have engaged with DOMA 17 times through virtual and in - person meetings, received / responded to 16 letters from DOMA and offered to interview all DOMA nominees, both in 2025 and 2026. On the other hand, DOMA has shifted its demands, made ultimatums, threatened directors with personal legal liability and explicitly refused to negotiate Summary Engagement Timeline Since September 2023 March 13, 2025 DOMA’s outside counsel delivers to the Company a notice of nomination of three directors. The next day, DOMA publicly announces it has nominated three candidates at the 2025 Annual Meeting April 2, 2026 Despite multiple requests by Pacira to interview all 3 DOMA candidates, Eric de Armas does not submit his availability to be interviewed, so Pacira interviews Chris Dennis and Oliver Curtis III separately 1 Pacira’s definitive proxy statement can be found here: https://investor.pacira.com/node/19471/html . For an unabridged engagement timeline, please refer to p. 19 - 28 of Pacira’s definitive proxy statement 1

57 Better is possible. 81% 92% 90% 87% 84% 77% 68 % Median: 85 % Pacira vs Peer Operational Benchmarking ($ in millions) Better is possible. Note: Market data as of May 15, 2026. Peers represent average of includes INDV, SUPN, JAZZ, HRMY, ALKS, and ESPR. 1 See Non - GAAP disclosure slides in appendix for reconciliation to GAAP. 2025 Non - GAAP Gross Margin 1 2025 Non - GAAP SG&A Margin 1 2025 Non - GAAP R&D Margin 1 2025 Adj. EBITDA Margin 1 14% 22% 22% 18% 15% 12% 8 % Median: 17% 26% 35% 27% 27% 22% 17% 15 % Median: 24% 45% 68% 51% 48% 42% 41% 31 % Median: 45%

Better is possible. 58 P roprietary multivesicular liposome ( pMVL ) Bupivacaine EXPAREL is Redefining the Way Postsurgical Pain is Managed Source: https://www.surgjournal.com/article/S0039 - 6060(22)00013 - 7/abstract EXPAREL Uses proprietary multivesicular liposome ( pMVL ) technology, an advanced drug delivery platform, to extend analgesia • Designed to deliver controlled levels of bupivacaine • Encapsulates bupivacaine in a suspension of multivesicular liposomes • Composed of naturally occurring biocompatible lipids • Releases bupivacaine over time

Better is possible. 59 ZILRETTA and iovera ° Triamcinolone acetonide (TA): Corticosteroid to reduce pain and inflammation caused by osteoarthritis Microsphere technology Uses extended - release microsphere technology to slowly release pain medication into the knee joint • Microspheres are tiny particles containing triamcinolone acetonide (TA) • Once injected, microspheres remain stationary, slowly and continually releasing TA for about 3 months • After 3 months, microspheres breakdown into carbon dioxide and water Injection Day 1 Month 2 Months 3 Months Uses Focused Cold Therapy to induce temporary nerve degeneration • Loss of axon continuity and its myelin covering • Preserves the connective structure of the nerve (endoneurium not affected by Focused Cold Therapy) • Wallerian degeneration occurs • Axonal regeneration occurs at a rate of 1 to 2 mm per day, after which sensory signaling is restored Better is possible. Myelin Axon Endoneurium Focused Cold Therapy Wallerian degeneration

PCRX-201 and PCRX-2002

PCRX-201: POTENTIAL TO TRANSFORM KNEE OA TREATMENT BY SUPPLEMENTING IL1-RA WHEN NEEDED TO REDUCE INFLAMMATION

IL-1Ra supplementation is designed to block inflammation



PCRX-201
High capacity adenovirus
Inducible promoter
Gene encoding for IL-1Ra
Synovial joint cell

PCRX-201 could represent a revolution in OA of the knee treatment, addressing a validated root cause of disease and potentially providing patients relief for years rather than months

PCRX-2002: POTENTIALLY FRANCHISE-ENHANCING AND COMPLEMENTARY PROFILE

Novel hydrogel formulation of ropivacaine for postsurgical pain



Prefilled syringe
Remains localized in site of administration
Rapid onset
Sustained release
Hydrogel platform

Easy to administer

Supplied in a prefilled syringe that requires no preparation. Smooth gel-like consistency makes it easy to spread on the incision

Rapid onset paired with **sustained release**

Specialized formulation uses two forms of ropivacaine that may provide immediate relief followed by controlled, extended release—all with one syringe and no mixing required

Long-acting agent

Demonstrated >14 days of sustained agent release from a single application in a human PK study

Cost-effective and **scalable**

Formulation uses two readily available polymers, a straightforward manufacturing process, and a cost-effective sterilization approach

pacira | Better is possible.

60

Better is possible. 61 Non - GAAP Reconciliations This document contains financial measures that do not comply with U.S. generally accepted accounting principles (GAAP), such as non - GAAP gross margin, non - GAAP R&D expense, non - GAAP R&D expense margin, non - GAAP SG&A expense, non - GAAP SG&A expense margin, non - GAAP net income, EBITDA (earnings before interest, taxes, depreciation and amortizati on), adjusted EBITDA, and adjusted EBITDA margin because these non - GAAP financial measures exclude the impact of items that management believes affect comparability or underlying business trends. These measures supplement the Company’s financial results prepared in accordance with GAAP. Pacira management uses these meas ure s to better analyze its financial results, estimate its future Gross Margin and to help make managerial decisions. In management’s opinion, these non - GAAP measures are useful to investors and other users of the company’s financial s tatements by providing greater transparency into the ongoing operating performance of Pacira and its future outlook. Such measures should not be deemed to be an alternative to GAAP requirements or a measure of liquidity for Pacira. T he non - GAAP measures presented here are also unlikely to be comparable with non - GAAP disclosures released by other companies. See the tables below for a reconciliation of GAAP to non - GAAP measures. Our long - term target for Non - GAAP Gross Margin is also a non - GAAP financial measure that excludes or otherwise has been adjusted for non - GAAP adjustment items from our U.S. GAAP consolidated financial statements. When we provide a long - term target for non - GAAP Gross Margin , we do not provide a reconciliation of the U.S. GAAP measure as we are unable to p redict with a reasonable degree of certainty the actual impact of the non - GAAP adjustment items. By their very nature, non - GAAP adjustment items are difficult to anticipate with precision because they are generally associated with une xpected and unplanned events that impact us and our financial results. Therefore, we are unable to provide a reconciliation of this measure without unreasonable efforts.

Non-GAAP Reconciliations (Cont'd)

	Year Ended December 31, 2025	2024
GAAP net income (loss)	$7,034	$(99,560)
Non-GAAP adjustments:		
Changes in the fair value of contingent consideration	(2,175)	(4,457)
Restructuring charges and transition costs (1)	10,195	5,772
Acquisition-related expenses and key employee holdback (2)	6,315	1,462
Legal settlement (3)	7,000	-
Legal judgment and interest (4)	(28,348)	-
Impairment of acquired in-process research & development (IPR&D) (5)	25,866	-
Loss on lease termination (6)	-	2,165
Goodwill impairment (7)	-	163,243
Amortization of acquired intangible assets	57,288	57,288
Stock-based compensation	57,502	51,171
Net loss on investments	6,811	-
Loss (gain) on early extinguishment of debt	983	(7,518)
Amortization of debt discount	157	92
Tax impact of non-GAAP adjustments (8)	(26,329)	(11,911)
Total Non-GAAP adjustments	115,265	257,307
Non-GAAP net income	**$122,299**	**$157,747**

($ in Thousands)

[1] In July 2025, as a result of improving manufacturing efficiencies for EXPAREL, we announced the decommissioning of our 45-liter EXPAREL batch manufacturing suite located at our Science Center Campus in San Diego, California, and reduced our workforce accordingly. During the year ended December 31, 2025, we recognized $3.7 million of charges related to employee termination benefits that were recorded to contingent consideration charges (gains), acquisition-related expenses, restructuring and other and $6.5 million of accelerated depreciation expense on fixed assets and reserved raw materials associated with this manufacturing suite that was recorded to cost of goods sold in the consolidated statement of operations.
In February 2024, we initiated a restructuring plan designed to ensure we are well positioned for long-term growth. The restructuring plan included reshaping our executive team and reallocating efforts and investments among our commercial and research and development functions. During the year ended December 31, 2024, we recognized $4.9 million of charges related to employee termination benefits that were recorded to contingent consideration charges (gains), acquisition-related expenses, restructuring and other in the consolidated statement of operations. Approximately $0.1 million and $3.6 million of restructuring charges were excluded from this line item as they are included in the stock-based compensation line item for the three months and year ended December 31, 2024, respectively.
We appointed a new Chief Executive Officer effective January 2, 2024, and incurred $0.8 million of transition-related compensation costs during the year ended December 31, 2024, which were recorded in selling, general, and administrative expense in the consolidated statement of operations.

[2] In February 2025, we acquired the remaining 81% of GQ Bio Therapeutics GmbH ("GQ Bio") that we did not already own. During the three months and year ended December 31, 2025, we incurred acquisition-related expenses of $0.7 million and $2.9 million, respectively, mainly related to third-party services and legal fees associated with the acquisition of GQ Bio, which were recorded to contingent consideration charges (gains), acquisition-related expenses, restructuring and other in the consolidated statement of operations. As part of the purchase agreement, $7.8 million of expense will be recognized and paid over three years pursuant to a key employee holdback agreement in increments of 50%, 30% and 20%, respectively, which resulted in $0.8 million and $3.2 million recognized within R&D in the consolidated statement of operations for the three months and year ended December 31, 2025, respectively. Also included are $0.2 million of one-time employee retention bonuses accrued during the year ended December 31, 2025, recorded to R&D in the consolidated statement of operations.
During the three months and year ended December 31, 2024, we incurred acquisition-related fees of $0.8 million and $1.5 million, respectively, related to vacant and underutilized leases assumed from the acquisition of Flexion Therapeutics, Inc., which were recorded to contingent consideration charges (gains), acquisition-related expenses, restructuring and other in the consolidated statement of operations.

[3] We recognized $7.0 million of legal settlement costs during the year ended December 31, 2025 related to the settlement of patent infringement lawsuits against Fresenius Kabi USA, LLC, eVenus Pharmaceuticals Laboratories, Inc., and Jiangsu Hengrui Pharmaceuticals Co., Ltd. in recognition of our expected savings with respect to, among other things, the avoidance of fees, costs, time and resources associated with continuing the litigations.

[4] We recognized other operating income of $23.1 million during year ended December 31, 2025 upon receipt of a cash payment associated with a U.S. District Court issuing judgment declaring that the Research Development Foundation was required to repay us the royalties on EXPAREL sales that we previously paid under protest which was recorded to contingent consideration charges (gains), acquisition-related expenses, restructuring and other in the consolidated statement of operations. The Court also awarded us an additional payment of $5.2 million in statutory interest on those royalties that was recorded as interest income in the consolidated statement of operations.

[5] We recognized an impairment of $25.9 million during the year ended December 31, 2025 for an acquired IPR&D intangible asset related to ZILRETTA for the treatment of osteoarthritis pain of the shoulder based on its previous carrying value of $33.9 million exceeding its current fair value of $8.0 million.

[6] During the three months and year ended December 31, 2024, we recognized a loss associated with exiting a training center lease in Houston, Texas.

[7] During the year ended December 31, 2024, the U.S. Food and Drug Administration approved a generic competitor to EXPAREL and a U.S. District Court ruled that one of our patents was not valid. Due to these events and a subsequent decrease in our common stock price, we performed a quantitative assessment which resulted in the carrying value of the company exceeding its fair value by more than the goodwill balance. As a result, the then-goodwill balance of $163.2 million was fully impaired during the year ended December 31, 2024.

[8] The tax impact of non-GAAP adjustments is computed by: (i) applying the statutory tax rate to the income or expense adjusted items; (ii) applying a zero-tax rate to adjusted items where a valuation allowance exists; and (iii) excluding discrete tax benefits and expenses, primarily associated with stock-based compensation. For the three months and year ended December 31, 2025, the non-GAAP effective income tax rates were approximately 19% and 23%, respectively. For the three months and year ended December 31, 2024, the non-GAAP effective income tax rates were approximately 22% and 23%, respectively.

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Non-GAAP Reconciliations (Cont'd)

	Year Ended December 31, 2025	Year Ended December 31, 2024
GAAP Total Revenues	$726,411	$700,966
GAAP Gross Margin	576,662	530,538
GAAP Gross Margin Percentage	79.4 %	75.7 %
Adjustments to GAAP Gross Margin:		
Stock-Based Compensation	$6,448	$5,331
Decommissioning of Manufacturing Suite (1)	6,521	-
Non-GAAP Gross Margin	**$ 589,631**	**$ 535,869**
Non-GAAP Gross Margin Percentage	**81.2 %**	**76.4 %**

	Three Months Ended March 31, 2026
GAAP Total Revenues	$177,376
GAAP Gross Margin	140,963
GAAP Gross Margin Percentage	79.5 %
Adjustments to GAAP Gross Margin:	
Stock-Based Compensation	$1,643
Non-GAAP Gross Margin	**$ 142,606**
Non-GAAP Gross Margin Percentage	**80.4 %**

($ in Thousands)

[1] In July 2025, as a result of improving manufacturing efficiencies for EXPAREL, we announced the decommissioning of our 45-liter EXPAREL batch manufacturing suite located at our Science Center Campus in San Diego, California, and reduced our workforce accordingly. During the year ended December 31, 2025, we recognized $6.5 million of accelerated depreciation expense on fixed assets and reserved raw materials associated with this manufacturing suite that was recorded to cost of goods sold in the consolidated statement of operations.to us as an additional interest payment from the royalties previously paid to the Research Development Foundation under protest was excluded from this line item for the year ended December 31, 2025 as it was included in the interest income line item.

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Better is possible. 64 Non - GAAP Reconciliations (Cont'd) Descriptions of the other adjustments are noted on previous pages in the reconciliation of GAAP to Non - GAAP financial informatio n. ($ in Thousands) 1 Includes amortization of debt discount and debt issuance costs. Three Months Ended 31-Mar-26 GAAP total revenues $ 177,376 GAAP net income $ 2,916 Interest income (1,930) Interest expense (1) 3,699 Income tax expense 2,082 Depreciation expense 7,009 Amortization of acquired intangible assets 14,322 GAAP EBITDA $ 28,098 GAAP EBITDA Margin 15.8 % Other adjustments: Changes in the fair value of contingent consideration (2,277) Acquisition-related expenses and key employee holdback 880 Legal settlement - Stock-based compensation 13,539 Realized gain on equity investment - Adjusted EBITDA $ 40,240 Adjusted EBITDA Margin 22.7%

Better is possible. 65 Non - GAAP Reconciliations (Cont'd) ($ in Thousands) 2025 GAAP total revenues $ 726,411 Research and development reconciliation: GAAP research and development $ 117,312 GAAP research and development margin 16.1 % Stock-based compensation (9,188) Key employee holdback (3,420) Non-GAAP research and development $ 104,704 Non-GAAP research and development margin 14.4 % Selling, general and administrative reconciliation: GAAP selling, general and administrative $ 368,759 GAAP selling, general and administrative margin 50.8 % Stock-based compensation (41,866) Transition costs – Non-GAAP selling, general and administrative $ 326,893 Non-GAAP selling, general and administrative margin 45.0 % Year Ended December 31,

Better is possible. 66 Non - GAAP Reconciliations (Cont'd) ($ in Thousands) 1 Includes amortization of debt discount and debt issuance costs. 2 Approximately $0.1 million and $3.6 million of restructuring charges were excluded from this line item for the three months a nd year ended December 31, 2024, respectively, as they are included in the stock - based compensation line item. 3 Approximately $5.5 million of depreciation expense was excluded from this line item for the year ended December 31, 2025 as i t was included in the depreciation expense line item. Approximately $0.5 million of depreciation expense was excluded from this li ne item for both the three months and year ended December 31, 2024 as it was included in the depreciation expense line item. 4 Approximately $5.2 million awarded to us as an additional interest payment from the royalties previously paid to RDF under pr ote st was excluded from this line item for the year ended December 31, 2025 as it was included in the interest income line item. Year Ended December 31, 2025 GAAP total revenues $726,411 GAAP net income (loss) $7,034 Interest income (22,732) Interest expense¹ 17,446 Income tax expense 9,840 Depreciation expense 33,735 Amortization of acquired intangible assets 57,288 GAAP EBITDA $102,611 GAAP EBITDA Margin 14.1 % Other adjustments: Changes in the fair value of contingent consideration (2,175) Restructuring charges and transition costs² , ³ 4,702 Acquisition-related expenses and key employee holdback 6,315 Legal settlement 7,000 Legal judgment⁴ (23,148) Impairment of acquired IPR&D 25,866 Loss on lease termination – Goodwill impairment – Stock-based compensation 57,502 Net loss on investments 6,811 Loss (gain) on early extinguishment of debt 983 Adjusted EBITDA $186,467 Adjusted EBITDA Margin 25.7%

Forward-Looking Statements

Any statements in this document about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the 2026 Annual Meeting of Stockholders; Pacira’s board of directors and the contributions of new directors and director nominees; ‘5x30’, our growth and business strategy, our future outlook, the strength and efficacy of our intellectual property protection and patent terms, our future growth potential and future financial and operating results and trends, our plans, objectives, expectations (financial or otherwise) and intentions, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio and product development programs, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and any other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from these indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses and/or assets will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and United States economic conditions (including tariffs, inflation and rising interest rates), and our business, including our revenues, financial condition, cash flows and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL® (bupivacaine liposome injectable suspension), ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) and iovera®°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA, iovera° and any of our other product candidates, including but not limited to PCRX-201 (enekinragene inzadenovec) and PCRX-2002; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of United States Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary high-capacity adenovirus (“HCAd”) vector platform; the approval of the commercialization of our products in other jurisdictions (by either us or our partners); clinical trials in support of an existing or potential HCAd-based product candidate; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the company; the anticipated funding or benefits of our share repurchase program; and factors discussed in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that it periodically makes with the U.S. Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this document represent Pacira’s views as of the date of this document. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such Pacira anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, Pacira undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing Pacira’s views as of any date subsequent to the date of this document.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Pacira’s actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that Pacira periodically makes with the SEC.

Important Additional Information Regarding Proxy Solicitation

On April 28, 2026, Pacira filed a definitive proxy statement on Schedule 14A and BLUE proxy card with the SEC in connection with its solicitation of proxies for Pacira’s 2026 annual meeting of stockholders (the “2026 Proxy Statement,” and such meeting the “2026 Annual Meeting”). This document is not a substitute for the 2026 Proxy Statement or any other document that Pacira has filed or may file with the SEC in connection with any solicitation by Pacira. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF PACIRA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING PACIRA’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive 2026 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

Participants in the Solicitation

Pacira, its directors, director nominees, certain of its executive officers, and other employees may be deemed participants in the solicitation of proxies from stockholders in respect of the 2026 Annual Meeting. Information regarding the names of such persons and their respective interests in Pacira by security holdings or otherwise is set forth in the 2026 Proxy Statement. Please refer to the sections captioned “Director Compensation,” “Executive Compensation,” “Stock Ownership Information” and “Appendix D—Supplemental Information Regarding Participants in the Solicitation” in the 2026 Proxy Statement. To the extent holdings of Pacira’s directors, director nominees, and executive officers who may be deemed to be participants in the solicitation in Pacira’s securities have changed since the amounts described in the 2026 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, as applicable.

Additional information can also be found in Pacira’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. Details concerning potential participants in the solicitation, including Pacira’s director nominees for election at the 2026 Annual Meeting, are also included in the 2026 Proxy Statement. These documents, including the 2026 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at https://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.